Exhibit (h)(3)

August 3, 2000


Mr. Robert Ciarlelli
Senior Vice President
Kemper Service Company
811 Main Street
Kansas City, Missouri 64105

Re: Agency Agreements by and between Investors Fiduciary Trust Company and the entity referenced on Exhibit A dated as indicated, as amended or supplemented; and

     Service Agreements by and between Kemper Service Company and Investors Fiduciary Trust Company with respect to each of the funds referenced on Exhibit A, dated the same date as the corresponding Agency Agreement, as amended or supplemented

Dear Bob:

         As you are aware, we are completing the acquisition process that began in 1995 when State Street purchased Investors Fiduciary Trust Company. The State Street/IFTC combination has been truly beneficial, particularly in the areas of product offerings, technology and customer service. In order to support continued growth and to meet the changing needs of our clients, we will be assigning all IFTC custody and fund accounting contracts to State Street Bank and Trust Company as soon as possible.

         We request your agreement to such assignment and to the assumption of all rights, duties and obligations of the above-referenced contracts by State Street Bank and Trust Company, effective August 31, 2000. Please have each fund and Kemper Service Company indicate its consent to the assignment and assumption by having it sign the enclosed copy of this letter and returning it to me in the enclosed pre-addressed envelope.

         Thank you for your prompt response, and please do not hesitate to call me at (816) 871- 9478 if I can provide any further information or be of assistance in any way.

Sincerely

/s/Beverly Z. Edwards

Beverly Z. Edwards
Vice President and Associate Counsel

         State Street Bank and Trust Company hereby agrees to assume all rights, duties and obligations of Investors Fiduciary Trust Company pursuant to the above referenced contracts, effective August 31, 2000. In addition, State Street consents solely as to Sections 3.01, 3.02 and 3.03 of the Service Agreement made as of the 1st day of May, 1991 by and between Kemper Service Company and DST Systems, Inc.

STATE STREET BANK AND TRUST COMPANY

By:   /s/Stephen R. Hilliard
Title:  SVP

APPROVED AND AGREED TO:

Kemper Service Company

By:  /s/Robert W. Ciarlelli             Kemper Aggressive Growth Fund
     ------------------------------     Kemper Asian Growth Fund
                                        Kemper Blue Chip Fund
Title:  Sr. V P                         Cash Account Trust
        ---------------------------     Cash Equivalent Fund
                                        Kemper Strategic Income Fund
                                        Kemper Value Series, Inc.
                                        Kemper New Europe Fund, Inc.
                                        Kemper Global Income Fund
                                        Kemper Growth Fund
                                        Kemper High Income Trust
                                        Kemper High Yield Series
                                        Kemper Horizon Fund
                                        Kemper Income and Capital Preservation
                                            Fund
                                        Kemper Intermediate Government Trust
                                        Kemper International Fund
                                        Investors Cash Trust
                                        Kemper Variable Series
                                        Kemper Multi-Market Income Trust
                                        Kemper Municipal Income Trust
                                        Kemper National Tax-Free Income Series
                                        Kemper Portfolios
                                        Kemper Short-Term U.S. Government Fund
                                        Kemper Small Capitalization Equity Fund
                                        Kemper State Tax-Free Income Series
                                        Kemper Strategic Income Trust
                                        Kemper Strategic Municipal Income Trust
                                        Kemper Target Equity Fund
                                        Tax-Exempt CA Money Market Fund
                                        Investors Municipal Cash Fund
                                        Kemper Technology Fund
                                        Kemper Total Return Fund
                                        Kemper U.S. Government Securities Fund
                                        Kemper Value Plus Growth Fund
                                        Zurich Money Funds
                                        Zurich Yieldwise Funds

                                          By: Phillip J. Collorra
                                              -------------------

                                          Title:  Vice President

                                    EXHIBIT A


 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Entity                                                                                           Contract               Supplement
                                                                                                  Date                   Date
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Aggressive Growth Fund                                                                    12/20/1996             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Asian Growth Fund                                                                         10/04/1996             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Blue Chip Fund                                                                            01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Cash Account Trust                                                                               09/06/1990             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Cash Equivalent Fund                                                                             04/01/1991             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Strategic Income Fund (formerly Kemper Diversified Income Fund)                           01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Value Series, Inc. (formerly Kemper Dreman Fund, Inc.)                                    09/11/1995             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper New Europe Fund, Inc.                                                                     09/03/1999             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Global Income Fund                                                                        09/29/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Growth Fund                                                                               01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper High Income Trust                                                                         05/03/1991             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper High Yield Series (formerly Kemper High Yield Fund)                                       01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Horizon Fund                                                                              01/01/1996             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Income and Capital Preservation Fund                                                      01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Intermediate Government Trust                                                             05/03/1991             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper International Fund                                                                        01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Investors Cash Trust                                                                             09/21/1990             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Variable Series (formerly Kemper Investors Fund)                                          03/24/1987             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Multi-Market Income Trust                                                                 05/03/1991             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Municipal Income Trust                                                                    05/03/1991             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper National Tax-Free Income Series (formerly Kemper Municipal Bond Fund)                     01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Portfolios (formerly Investment Portfolios)                                               01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Short-Term U.S. Government Fund (formerly Kemper Enhanced
   Government Income Fund)                                                                        01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Small Capitalization Equity Fund (formerly Kemper Summit Fund)                            01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper State Tax-Free Income Series (formerly Kemper California Tax-Free                         01/01/1989             06/01/97
  Income Fund)
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Strategic Income Trust (formerly Kemper Strategic Income Fund)                            04/29/1994             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Strategic Municipal Income Trust                                                          05/03/1991             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Target Equity Fund (formerly Kemper Retirement Fund)                                      01/11/1990             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Tax-Exempt CA Money Market Fund                                                                  04/01 / 1991           04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Investors Municipal Cash Fund (formerly Tax-Exempt NY Money Market Fund)                         10/18/1990             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Technology Fund                                                                           01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Total Return Fund                                                                         01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper U.S. Government Securities Fund                                                           01/01/1989             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Kemper Value Plus Growth Fund                                                                    10/16/1995             06/01/97
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Zurich Money Funds (formerly Kemper Money Market Fund)                                           01/01/1989             04/01/95
 ------------------------------------------------------------------------------------------------ ---------------------- -----------
 Zurich Yieldwise Funds (formerly Zurich YieldWise Money Fund)                                    04/16/1997             None
 ------------------------------------------------------------------------------------------------ ---------------------- -----------